Exhibit 99.1

Property Solutions Acquisition Corp. Announces Stockholder Approval
of Business Combination with Faraday Future

NEW YORK, NY - July 20, 2021 – Property Solutions Acquisition Corp. (“PSAC”) (NASDAQ: PSAC), today announced the results for the ten proposals considered and voted upon by its stockholders at its special meeting on July 20, 2021. PSAC reported that all of the proposals related to the previously announced business combination agreement between PSAC and Faraday Future (“FF”) were approved by the PSAC stockholders at the special meeting. A Form 8-K disclosing the full voting results has been filed with the Securities and Exchange Commission.

Additionally, the deadline for electing redemptions has passed, and 99.91% of funds will remain in PSAC’s trust account as of closing. As a result, FF expects to receive approximately $1 billion in gross proceeds at the time of the business combination.

The closing of the business combination is anticipated to take place on or about July 21, 2021. Following closing of the business combination, PSAC will be renamed “Faraday Future Intelligent Electric Inc.” and its common stock and warrants are expected to commence trading on the Nasdaq Global Exchange on or about July 22, 2021 under the ticker symbols “FFIE” and “FFIE.WS”, respectively.

About Faraday Future

Established in May 2014, FF is a global shared intelligent mobility ecosystem company, headquartered in Los Angeles, California. FF’s vision is to create a shared intelligent mobility ecosystem that empowers everyone to move, connect, breathe, and live freely. FF aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet and new usership models. With the FF 91, FF has envisioned a vehicle that redefines transportation, mobility, and connectivity, creating a true “third Internet living space,” complementing users’ home and smartphone Internet experience.

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About Property Solutions Acquisition Corp.

Property Solutions Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more differentiated businesses. The company is managed by Co-CEOs Jordan Vogel and Aaron Feldman.

Property Solutions I is a $230 million SPAC formed in July 2020 and is traded on the Nasdaq under the ticker symbol “PSAC”.

Forward-Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside PSAC’s or FF’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the ability to meet the Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; FF’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FF’s estimates of the size of the markets for its vehicles; the rate and degree of market acceptance of FF’s vehicles; the success of other competing manufacturers; the performance and security of FF’s vehicles; potential litigation involving PSAC or FF; the result of future financing efforts and general economic and market conditions impacting demand for FF’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure of certain closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed above and other documents filed by PSAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither PSAC nor FF undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Faraday Future

Investors: ir@faradayfuture.com

Media: media@faradayfuture.com

PSAC

Jordan Vogel

jordan@benchmarkrealestate.com